Exhibit 99.2

Supplemental Financial Data Third Quarter 2019

DISCLAIMER 2 This presentation contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; Ready Capital Corporation (the "Company") cangiveno assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include those set forth in the Risk Factors section of the most recent Annual Report on Form 10-K filed with the SEC and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation includes certain non-GAAP financial measures, including Core Earnings. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to Appendix A for the most recent GAAP information. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily reflective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of September 30, 2019 unless otherwise noted.

THIRD QUARTER 2019 HIGHLIGHTS 3 .. Net income of $12.4 million(1), or $0.27 per common share .. Core earnings of $18.2 million(1), or $0.40 per common share .. Declared dividend of $0.40 per share EARNINGS / DIVIDENDS .. Return on Equity(2) of 6.7% .. Core Return on Equity(3) of 9.8% .. Dividend Yield(4) of 10.1% RETURNS .. Total SBC loan investment of $591.5 million .. SBC loan originations of $465.4 million and $77.9 million of loan acquisitions .. SBA loan originations of $48.2 million .. Residential mortgage loan originations of $656.8 million LOAN ORIGINATIONS(5) / ACQUISITIONS .. Adjusted net book value(6) of $16.16 per common share .. Loans increased by 9% to $3.5 billion(7) BALANCE SHEET (1) Inclusive of non-controlling interest (2) Return on Equity is an annualized percentage equal to quarterly net income over the average monthly total stockholders’ equity for the period (3) Core Return on Equity is an annualized percentage equal to core earnings over the average monthly total stockholders’ equity for the period. Refer to the “Core Earnings Reconciliation” slide for a reconciliation of GAAP Net Income to Core Earnings (4) Q3 Dividend yield for the period based on the 9/30/2019 closing share price of $15.92 (5) Represents fully committed amounts (6) Excludes the equity component of our 2017 convertible note issuance (7) Represents carrying value of loans

Return on Equity

Segment	Levered Yield [1]	Core Levered Yield [1]	Equity Allocation
Loan Acquisitions	14.1 %	14.1 %	27.7 %
SBC Originations	12.2 %	12.2 %	57.2 %
SBA Originations, Acquisitions, & Servicing	38.9 %	38.9 %	8.8 %
Residential Mortgage Banking [3]	(6.5) %	43.8 %	6.3 %

	GAAP ROE [2]		Core ROE [2]	
	Q3'19	Q2'19	Q3'19	Q2'19
Segments	13.8 %	13.4 %	17.0 %	16.2 %
Corporate leverage, net of non-earnings assets	(0.1)	(1.0)	0.7	(0.5)
Gross return on equity	**13.7 %**	**12.4 %**	**17.7 %**	**15.7 %**
Realized & unrealized gains, net	1.8	2.0	1.9	2.0
Other income and expenses, net	(8.7)	(7.9)	(8.7)	(7.9)
Non-recurring gains and expenses	-	(0.4)	-	-
Investment advisory fees	(1.3)	(1.3)	(1.3)	(1.3)
Provision for income taxes	1.2	1.1	0.2	0.3
Return on equity	**6.7 %**	**5.9 %**	**9.8 %**	**8.8 %**

1) Levered yield includes interest income, accretion of discount, MSR creation, income from unconsolidated joint ventures, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
2) GAAP ROE is based on GAAP Net Income, while Core ROE is based on Core Earnings, which adjusts GAAP Net Income for certain items detailed on the "Core Earnings Reconciliation" slide.
3) ROE based on net income before tax of the Residential Mortgage Banking business line divided by the business line's average monthly equity.

READY CAPITAL.

4

SBC INVESTMENT BY PRODUCT TYPE(1) 5 (1) Origination volumes are based on fully committed amounts $51.1 $65.4 $44.1 $53.7 $48.2 $125.4 $95.7 $86.3 $177.5 $165.6 $70.3 $70.3 $62.9 $73.0 $146.2 $95.5 $166.9 $142.8 $169.1 $153.5 $86.4 $8.8 $128.7 $362.2 $77.9 $- $50 $100 $150 $200 $250 $300 $350 $400 $450 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Investment (UPB in $) SBA Conventional Freddie Mac Transitional Acquired

Q3 2019 QUARTERLY SBC LOAN INVESTMENT ALLOCATION

- Total funded investments of $550.3 million added during the quarter.
  - Funded $472.4 million[1] of SBC and SBA loan originations.
  - Acquired $77.9 million of SBC loans

(in millions, except loan count information)	Gross Investments[2]	# of Loans	Avg Balance[2]	Gross Yield[4]	Weighted Avg Maturity[3]	FX / ARM	Avg Advance Rate[5]	Debt Cost [6]
Loan Originations								
Held-for-investment								
SBC	$ 164.9	34	$ 4.8	5.0%	7 years	100% / 0%	80%	1M Libor +220
Transitional	151.9	41	3.7	5.6%	3 years	1% / 99%	72%	1M Libor + 225
SBA[7]	12.1	67	0.1	7.7%	20 years	5% / 95%	72%	1M Libor + 250 Prime + 29
Held-for-sale								
SBA[7]	$ 36.1	67	$ 0.3	7.7%	20 years	5% / 95%	72%	1M Libor + 250 Prime + 29
Freddie Mac	107.4	42	2.6	4.3%	12 years	62% / 38%	100%	1M Libor + 150
Total Loan Originations	**$ 472.4**	**251**	**$ 1.9**	**5.3%**	**8 years**	**49% / 51%**	**81%**	**SBC: 1M Libor + 215 SBA: 1M Libor + 250; Prime + 29**
Loan Acquisitions								
SBC[8]	$ 77.9	88	0.8	6.1%	12 years	45% / 55%	78%	SBC: 1M Libor + 227 SBA: 1M Libor + 250
Total Loan Acquisitions	**$ 77.9**	**88**	**$ 0.8**	**6.1%**	**12 years**	**45% / 55%**	**78%**	**SBC: 1M Libor + 227 SBA: 1M Libor + 250**
Total SBC Investment (Originations + Acquisitions)	**$ 550.3**	**339**	**$ 1.6**	**5.4%**	**9 years**	**48% / 52%**	**81%**	**SBC: 1M Libor + 218 SBA: 1M Libor + 250; Prime + 29**

READY CAPITAL.

(1) Represents actual disbursements during the quarter.
(2) $ in millions
(3) Based on fully funded loan amount
(4) Gross yield equals contractual interest rates and accretion of discount based on the Company's estimates of loan performance, where applicable
(5) Weighted average advance rate of all assets of this loan type currently financed on the Company's facilities
(6) Weighted average debt cost of all assets of this loan type currently financed on the Company's facilities
(7) SBA loan counts include the guaranteed and unguaranteed loan portion.
(8) Includes joint venture investment.

6

SBC ORIGINATIONS -S EGMENT SNAPSHOT 7 1) Represents fully committed amounts. 2) As of October 31, 2019 including October 2019 fundings. 3) $ in millions, as of quarter end. 4) Represents fixed rate loans that have been securitized. 5) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred financing costs. 6) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. • Originations of $465.4 million(1) • Origination pipeline of $487.9 million(2) : 9.4% 8.9% 9.3% 9.6% 9.4% 2.3% 1.8% 1.9% 1.7% 2.8% 0.0% 5.0% 10.0% 15.0% 20.0% Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale GROSS LEVERED YIELD CURRENT QUARTER HIGHLIGHTS (5) (6) Portfolio Metrics (Balance Sheet) Number of loans 403 421 429 485 501 Unpaid Principal Balance (3) $1,305 $ 1,479 $ 1,582 $ 1,829 $ 2,064 Carrying Value (3) $1,314 $ 1,488 $ 1,589 $ 1,835 $ 2,070 Weighted Average LTV 60% 63% 63% 63% 65% Weighted Average Coupon 6.3% 6.3% 6.2% 6.1% 5.8% Weighted Average Maturity 5 years 5 years 5 years 5 years 5 years Weighted Average Principal Balance (3) $ 3.2 $ 3.5 $ 3.7 $ 3.7 $ 4.1 Percentage of loans fixed / floating 56% / 44% 55% / 45% 53% / 47% 55% / 45% 55% / 45% Percentage of fixed, match funded (4) 62.8% 54.2% 87.3% 69.4% 68.3% Percentage of loans 30+ days delinquent 1.3% 2.3% 2.7% 2.7% 1.4% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Fixed Rate $ 51.6 $ 84.8 $ 136.4 Transitional 84.7 144.1 228.8 Freddie Mac 42.5 80.2 122.7 Total $ 178.8 $ 309.1 $ 487.9 Product Oct 2019 Forward Total Pipeline

SBA ORIGINATIONS, ACQUISITIONS, & SERVICING-S EGMENT SNAPSHOT 8 1) Represents fully committed amounts. 2) $ in millions, as of quarter end. 3) Includes interest income, accretion of discount, and servicing income net of interest expense and amortization of deferred 4) Includes realized and unrealized gains (losses) on loans held for sale and MSR creation. • $29.3 million of SBA secondary market loans sales, with an average sale premium of 11.0% • Originations of $48.2 million(1) • Origination pipeline of $166.9 million SBA loans, including $27.1 million of October 2019 fundings 16.6% 17.1% 15.0% 22.1% 22.2% 11.6% 13.9% 11.1% 17.8% 16.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Gross Levered Yield (ex. Gains) Gains on Loans, held for sale CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD (3) (4) Portfolio Metrics (Balance Sheet) Number of loans 1,976 1,931 1,876 1,902 1,875 Unpaid Principal Balance (2) $481 $ 467 $ 262 $ 270 $ 278 Carrying Value (2) $434 $ 424 $ 221 $ 230 $ 240 Weighted Average LTV 79% 79% 82% 87% 88% Weighted Average Coupon 6.6% 7.0% 7.4% 7.4% 7.4% Weighted Average Maturity 14 years 14 years 15 years 16 years 16 years Weighted Average Principal Balance (2) $0.2 $ 0.2 $ 0.1 $ 0.1 $ 0.1 Percentage of loans fixed / floating 1% / 99% 1% / 99% 1% / 99% 1% / 99% 1% / 99% Percentage of loans 30+ days delinquent 4.1% 7.0% 9.1% 6.5% 6.0% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019

LOAN ACQUISITIONS-S EGMENT SNAPSHOT 9 1) Excludes joint venture investments. 2) $ in millions, as of quarter end. 3) Represents fixed rate loans that have been securitized. • Acquired $77.9 million of SBC loans • Acquisition pipeline of $236.8 million SBC loans, including October 2019 acquisitions of $67.3 million 11.9% 12.2% 13.8% 11.3% 12.5% 4.5% 7.0% 8.4% 3.2% 1.6% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Income on joint venture investment Gross Levered Yield (ex. Gains) CURRENT QUARTER HIGHLIGHTS GROSS LEVERED YIELD Portfolio Metrics(1) (Balance Sheet) Number of loans 949 896 1,018 2,385 2,363 Unpaid Principal Balance (2) $617 $ 573 $ 798 $ 1,075 $ 1,068 Carrying Value (2) $588 $ 548 $ 770 $ 1,055 $ 1,056 Weighted Average LTV 49% 44% 53% 46% 42% Weighted Average Coupon 6.7% 6.6% 6.7% 6.3% 6.3% Weighted Average Maturity 8 years 7 years 7 years 10 years 10 years Weighted Average Principal Balance (2) $ 0.6 $ 0.6 $ 0.8 $ 0.5 $ 0.5 Percentage of loans fixed / floating 65% / 35% 66% / 34% 61% / 39% 48% / 52% 47% / 53% Percentage of fixed, match funded (3) 11.4% 51.6% 51.6% 61.0% 44.6% Percentage of loans performing / non-performing 98% / 2% 98% / 2% 95% / 5% 98% / 2% 98% / 2% Q3 2018 Q4 2019 Q1 2019 Q2 2019 Q3 2019

RESIDENTIAL MORTGAGE BANKING –S EGMENT SNAPSHOT 10 1) $ in millions. Represents activity during the quarter. 2) Represents fully committed amounts • MSR portfolio of approximately $8.0 billion in UPB, up 3% compared to Q2 • Fair market value of $84.6 million • Originations of $656.8 million(2) • Loan sales of $631.9 million • Origination pipeline of $273.8 million in commitments to originate residential agency loans(2) $7.3 $7.5 $7.6 $7.8 $8.0 $6.0 $6.5 $7.0 $7.5 $8.0 MSR PORTFOLIO (UPB IN $ BILLIONS) CURRENT QUARTER HIGHLIGHTS Fair Q3' 18 Q4' 18 Q1' 19 Q2' 19 Q3' 19 Value ($ mm) $ 91.7 $ 93.1 $ 88.2 $ 85.7 $ 84.6 Portfolio Metrics (quarterly activity) Unpaid principal balance (1) $ 472.1 $ 369.1 $ 344.4 $ 518.2 $ 656.8 % of Originations - Purchased 79.6% 76.7% 74.3% 74.0% 60.5% % of Originations - Refinanced 20.4% 23.3% 25.7% 26.0% 39.5% Channel - % Correspondent 37.0% 38.2% 34.5% 36.4% 33.6% Channel - % Retail 42.5% 44.0% 47.2% 45.7% 50.9% Channel - % Wholesale 20.5% 17.8% 18.2% 17.9% 15.5% Unpaid principal balance (1) $ 496.1 $ 382.7 $ 326.5 $ 492.1 $ 631.9 % of UPB - Fannie/ Freddie securitizations 65.6% 62.8% 68.4% 69.7% 69.7% % of UPB - Ginnie Mae securitizations 24.3% 25.8% 24.6% 22.4% 25.1% % of UPB - Other investors 10.1% 11.5% 7.0% 7.9% 5.2% Q2 2019 Q3 2019 Originations Sales Q3 2018 Q4 2018 Q1 2019

ACTIVE SBC AND SBA LOAN SECURITIZATION PERFORMANCE(1) Originated Conventional SBC Loans Originated Transitional Loans (3) Acquired SBC Loans Originated Freddie Mac Loans 11 1) Represents remaining collateral in the securitization Original Collateral: $1.1 b Remaining collateral: $754 m Original Collateral: $842 m Remaining collateral: $523 m Original Collateral: $822 m Remaining collateral: $579 m Original Collateral: $1.9 b Remaining collateral: $1.7 b

LOAN PORTFOLIO COMPOSITION AS OF SEPTEMBER 30, 2019(1)(2) Geographic Location Lien Position (1) As a percent of unpaid principal balance (2) Excludes loans held-for-sale, at fair value (3) Collateral Type SBA Collateral Type 12

CAPITAL STRUCTURE ► Renegotiated warehouse facilities rates and capacity ► Completed $57.5 million issuance of 6.2% corporate baby bonds in July 2019 ► Anticipated Q4 closing of $430 million securitization of fixed-rate SBC loans 13 Funding Mix Total Debt + Equity CURRENT SOURCES OF FUNDING HISTORICAL CAPITAL STRUCTURE Total Debt + Equity ($M) Funding Mix $2,480 $2,641 $3,088 $3,642 $3,915 23% 21% 25% 21% 19% 4% 4% 4% 3% 3% 9% 9% 7% 6% 7% 33% 32% 27% 27% 34% 30% 34% 37% 43% 37% Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Stockholders Equity Convertible senior notes Senior secured notes and Corporate debt Credit facilities and repurchase agreements Securitized debt obligations Convertible Notes $ 115.0 7.0% 7.0% Senior Secured Notes $ 180.0 7.5% 7.0% Baby Bonds $ 107.5 6.3% 6.3% Total $ 402.5 7.0% 6.8% Principal Balance Coupon YTM Corporate Financing (in $M)

FINANCING AND LEVERAGE 14 2.0x 2.1x 1.6x 1.8x 2.3x 3.4x 3.7x 3.1x 3.9x 4.3x - 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Historical Leverage Recourse Total HISTORICAL LEVERAGE Total Debt-to-Equity Ratio Secured borrowings (warehouse credit facilities and borrowings under repo transactions) $ 1,316 Securitized debt obligations 1,466 Senior secured notes and corporate bonds 284 Convertible notes 111 Total Debt $ 3,176 Total Stockholders' Equity $ 739 Total debt-to-equity ratio 4.3 Total recourse debt-to-equity ratio Total Debt $ 3,176 Less: Securitized debt obligations (1,466) Total recourse debt $ 1,710 Total Stockholders' Equity $ 739 Total recourse debt-to-equity ratio 2.3 9/30/2019 (in millions)

Loan Warehouse Facilities

Bank	Maturity	Rate	Facility Size (1)	Available Capacity (1)	Description and Uses of Funds
Borrowings under credit facilities					
JPMorgan	Aug '20	1ML + 2.00 to 2.50%	$ 250	$ 80	Borrowings are used to finance SBC and SBA loan acquisitions, and SBA loan originations.
KeyBank	Feb '20	1ML + 1.50%	125	95	Borrowings are used to finance Freddie Mac SBC loan originations.
East West	July '20	Prime - 0.821 to + 0.29%	50	2	Borrowings are used to finance SBA loan originations and acquisitions.
FCB	June '21	2.75%	2	-	Borrowings are used to finance SBC loan acquisitions.
GMFS facilities	< 1 year	1ML + 1.75 to 2.0%	290	149	Borrowings are used to finance Residential Agency loan originations.
GMFS - MSR	Sept '23	1ML + 2.50%	50	14	Borrowings are used to finance Residential Agency MSRs.
Rabobank	Jan '21	4.22%	15	2	Borrowings are used to finance acquired REO properties.
Total Borrowings under credit facilities			**$ 781**	**$ 342**	
Borrowings under repurchase agreements					
Citibank	Aug '20	1ML + 1.875 to 2.125%	$ 500	$ 275	Borrowings are used to finance SBC loan originations and SBC loan acquisitions.
Deutsche Bank	Feb '20	3ML + 2.30 to 2.80%	300	1	Borrowings are used to finance SBC loan originations and Transitional loan originations.
JPMorgan	Dec '20	1ML + 2.25 to 4.00%	200	66	Borrowings are used to finance SBC and Transitional loan originations, and SBC loan acquisitions.
Total Borrowings under repurchase agreements			**$ 1,000**	**$ 342**	

READY CAPITAL.

(1) $ in millions

15

READY CAPITAL SNAPSHOT ($ amounts in thousands, except per share data)

Investment Type	Average Carrying Value[1]	Gross Yield[2]	Average Debt Balance	Debt Cost[3]	Levered Yield
Loan Acquisitions	$ 1,052,870	6.7%	$ 789,360	4.2%	14.1%
SBC Originations	$ 2,112,876	6.8%	$ 1,569,124	4.9%	12.2%
SBA Originations, Acquisitions, & Servicing	$ 253,402	16.7%	$ 170,233	5.9%	38.6%
Total	**$ 3,419,148**	**7.5%**	**$ 2,528,717**	**4.8%**	**15.2%**

Book Equity Value Metrics		
Common Stockholders' equity	$	719,747
Common Stockholders' equity (adjusted)[5]	$	717,767
Total Common Shares outstanding		44,421,815
Net Book Value per Common Share	$	16.20
Adjusted Net Book Value per Common Share	$	16.16

Loan Portfolio Metrics[4]	
% Fixed vs Floating Rate	49.0% / 51.0%
% Originated vs Acquired	63.8% / 36.2%
Weighted Average LTV - SBC	65%
Weighted Average LTV - SBA	88%
Weighted Average LTV - Acquired	42%

Q3 2019 Earnings Data Metrics		
Net income | Core earnings		$ 12,427 | $ 18,249
Earnings per share - Basic and diluted	$	0.27
Core Earnings per Common Share	$	0.40
Return on Equity per Common Share		6.7%
Core Return on Equity per Common Share		9.8%
Dividend Yield		10.1%

Servicing Portfolio Metrics		
SBA servicing rights - UPB	$	555,772
SBA servicing rights- carrying value	$	17,532
Freddie Mac servicing rights - UPB	$	1,120,377
Freddie Mac servicing rights - carrying value	$	12,310
Residential servicing rights - UPB	$	7,982,024
Residential servicing rights - carrying value	$	84,638

1) Average carrying value includes average quarterly carrying value of loan and servicing asset balances
2) Gross yields include interest income, accretion of discount, MSR creation, income from our unconsolidated joint venture, realized gains (losses) on loans held for sale, unrealized gains (losses) on loans held for sale and servicing income net of interest expense and amortization of deferred financing costs on an annualized basis.
3) The Company finances the assets included in the Investment Type through securitizations, repurchase agreements, warehouse facilities and bank credit facilities. Interest expense is calculated based on interest expense and deferred financing amortization for the quarter ended 9/30/2019 on an annualized basis.
4) Excludes loans, held for sale, at fair value
5) Excludes the equity component of our 2017 convertible note issuance.

READY CAPITAL.
16

APPENDIX 17

PER SHARE FINANCIAL PERFORMANCE BY QUARTER 18 ► Adjusted net book value of $16.16 per common share as of September 30, 2019 Per Share Trends $0.53 $0.30 $0.90 $0.25 $0.27 $0.48 $0.34 $0.34 $0.37 $0.40 $0.40 $0.40 $0.40 $0.40 $0.40 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Earnings Core earnings Dividends declared

BALANCE SHEET BY QUARTER

(In Thousands)	9/30/2018	12/31/2018	3/31/2019	6/30/2019	9/30/2019
Assets					
Cash and cash equivalents	$ 47,845	$ 54,406	$ 47,597	$ 41,925	$ 52,727
Restricted cash	18,864	28,921	29,979	38,019	45,303
Loans, net	1,256,177	1,193,392	1,057,023	1,002,676	1,380,359
Loans, held for sale, at fair value	124,988	115,258	115,778	177,507	203,110
Mortgage backed securities, at fair value	94,341	91,937	91,435	99,407	96,181
Loans eligible for repurchase from Ginnie Mae	79,600	74,180	73,057	69,101	71,528
Investment in unconsolidated joint venture	40,914	33,438	39,025	47,551	55,663
Derivative instruments	5,846	2,070	2,483	3,670	4,181
Servicing rights	118,221	120,062	115,652	114,761	114,480
Receivable from third parties	1,529	8,888	718	2,763	705
Real estate acquired in settlement of loans	4,045	7,787	75,517	65,834	60,807
Other assets	55,115	55,447	68,886	68,399	76,848
Assets of consolidated VIEs	1,053,274	1,251,057	1,561,864	2,108,710	1,961,127
Total Assets	**$ 2,900,759**	**$ 3,036,843**	**$ 3,279,014**	**$ 3,840,323**	**$ 4,123,019**
Liabilities					
Secured borrowings	822,414	834,547	848,225	988,868	1,315,534
Securitized debt obligations of consolidated VIEs, net	752,432	905,367	1,140,919	1,567,113	1,465,539
Convertible notes, net	109,743	109,979	110,241	110,506	110,773
Senior secured notes and Corporate notes, net	227,058	227,327	227,608	227,881	283,630
Guaranteed loan financing	246,229	229,678	34,047	28,445	25,571
Contingent consideration	1,773	1,207	—	—	—
Liabilities for loans eligible for repurchase from Ginnie Mae	79,600	74,180	73,057	69,101	71,528
Derivative instruments	39	3,625	3,392	9,032	11,906
Dividends payable	13,346	13,346	13,396	18,292	18,292
Accounts payable and other accrued liabilities	79,089	73,512	67,240	73,679	81,235
Total Liabilities	**$ 2,331,723**	**$ 2,472,768**	**$ 2,518,125**	**$ 3,092,917**	**$ 3,384,008**
Stockholders' Equity					
Common stock	3	3	4	4	4
Additional paid-in capital	539,869	540,478	720,680	720,812	720,823
Retained earnings	9,698	5,272	21,790	14,914	9,173
Accumulated other comprehensive loss	—	(922)	(1,328)	(7,703)	(10,253)
Total Ready Capital Corporation equity	549,570	544,831	741,146	728,027	719,747
Non-controlling interests	19,466	19,244	19,743	19,379	19,264
Total Stockholders' Equity	**$ 569,036**	**$ 564,075**	**$ 760,889**	**$ 747,406**	**$ 739,011**
Total Liabilities and Stockholders' Equity	**$ 2,900,759**	**$ 3,036,843**	**$ 3,279,014**	**$ 3,840,323**	**$ 4,123,019**
Adjusted Book Value per Share	**$ 17.08**	**$ 16.91**	**$ 16.65**	**$ 16.35**	**$ 16.16**

READY CAPITAL.

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STATEMENT OF INCOME BY QUARTER 20 (1) Certain balances have been reclassified to match current period presentation (In Thousands, except share data) Interest income $ 44,287 $ 46,204 $ 48,753 $ 57,034 $ 59,723 Interes t expense (28,925) (31,240) (35,775) (35,753) (39,390) Net interest income before provision for loan losses $ 15,362 $ 14,964 $ 12,978 $ 21,281 $ 20,333 Provision for loan losses (800) (1,131) (518) (1,348) (693) Net interest income after provision for loan losses $ 14,562 $ 13,833 $ 12,460 $ 19,933 $ 19,640 Non-interest income Residential mortgage banking activities $ 17,011 $ 11,561 $ 14,587 $ 21,021 $ 29,013 Net realized gain on financial instruments 6,946 10,610 7,282 6,255 7,377 Net unrealized gain (loss) on financial instruments 8,500 (11,112) (6,912) (7,006) (7,881) Other income 1,204 1,222 900 2,792 2,979 Servicing income, net of amortization and impairment 6,922 7,116 6,752 7,811 7,449 Income on unconsolidated joint venture 2,178 2,728 2,929 2,083 1,047 Gain on bargain purchase — — 30,728 — — Total non-interest income $ 42,761 $ 22,125 $ 56,266 $ 32,956 $ 39,984 Non-interest expense Employee compensation and benefits (14,163) (12,847) (11,448) (12,509) (13,438) Allocate d emp loyee compensat ion an d bene fits f rom re late d party (1,200) (600) (853) (1,250) (1,500) V ar iable expenses on res id ent ial mortgage ban king act iv ities (8,337) (4,108) (9,176) (13,501) (17,318) Professional fees (2,294) (420) (1,829) (1,586) (2,030) Management fees – related party (2,070) (2,058) (1,997) (2,495) (2,495) Incentive fees – related party — (467) — — — Loan servicing expense (4,247) (3,442) (3,648) (4,571) (4,866) ORM merger expenses — — (5,467) (603) (51) Other operating expenses (6,548) (5,267) (6,861) (8,085) (8,144) Total non-interest expense $ (38,859) $ (29,209) $ (41,279) $ (44,600) $ (49,842) Income before provision for income taxes $ 18,464 $ 6,749 $ 27,447 $ 8,289 $ 9,782 Provision for income (taxes) benefit (895) 2,737 3,003 2,956 2,645 Ne t incom e $ 17,569 $ 9,486 $ 30,450 $ 11,245 $ 12,427 Less: Net income attributable to non-controlling interest 638 309 983 276 323 Net income attributable to Ready Capital Corporation $ 16,931 $ 9,177 $ 29,467 $ 10,969 $ 12,104 Earnings per common share - basic $0.53 $ 0.30 $ 0.90 $ 0.25 $ 0.27 Earn ings per common s h are - dil u te d $0.53 $ 0.30 $ 0.90 $ 0.25 $ 0.27 Weighted-average shares outstanding - Basic 32,109,642 32,122,503 32,556,875 44,425,598 44,438,652 Weighted-average shares outstanding - Diluted 32,130,262 32,138,712 32,563,644 44,431,263 44,467,801 Dividends declared per share of common stock $0.40 $ 0.40 $ 0.40 $ 0.40 $ 0.40 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019

Core Earnings Reconciliation by Quarter

(In Thousands)		Q3 2018		Q4 2018		Q1 2019		Q2 2019		Q3 2019
Net Income	$	17,569	$	9,486	$	30,450	$	11,245	$	12,427
Reconciling items:										
Gain on bargain purchase	$	—	$	—	$	(30,728)	$	—	$	—
ORM merger expenses		—		—		5,467		603		51
Non-recurring expenses		—		—		726		67		—
Unrealized (gain) loss on mortgage-backed securities		(10)		226		14		106		85
Unrealized (gain) loss on mortgage servicing rights		(1,969)		2,171		7,128		6,339		7,582
Total reconciling items	$	(1,979)	$	2,397	$	(17,393)	$	7,115	$	7,718
Core earnings before income taxes	$	15,590	$	11,883	$	13,057	$	18,360	$	20,145
Income tax adjustments		495		(547)		(1,782)		(1,585)		(1,896)
Core earnings	**$**	**16,085**	**$**	**11,336**	**$**	**11,275**	**$**	**16,775**	**$**	**18,249**
Less: Core earnings attributable to non-controlling interests	$	584	$	369	$	364	$	412	$	474
Core earnings attributable to Common Stockholders	$	15,501	$	10,967	$	10,911	$	16,363	$	17,775
Core earnings per share	**$**	**0.48**	**$**	**0.34**	**$**	**0.34**	**$**	**0.37**	**$**	**0.40**
Weighted average common shares outstanding		32,109,642		32,122,503		32,556,875		44,425,598		44,438,652

We believe that providing investors with Core Earnings, a non-U.S. GAAP financial measure, in addition to the related U.S. GAAP measures, gives investors greater transparency into the information used by management in our financial and operational decision-making. However, because Core Earnings is an incomplete measure of our financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, our net income as a measure of our financial performance. In addition, because not all companies use identical calculations, our presentation of Core Earnings may not be comparable to other similarly-titled measures of other companies.

We calculate Core Earnings as GAAP net income (loss) excluding the following:

i) any unrealized gains or losses on certain MBS
ii) any realized gains or losses on sales of certain MBS
iii) any unrealized gains or losses on Residential MSRs
iv) one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, or merger related expenses

In calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by us in the secondary market, but is not adjusted to exclude unrealized gains and losses on MBS retained by us as part of our loan origination businesses, where we transfer originated loans into an MBS securitization and retain an interest in the securitization. In calculating Core Earnings, we do not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of our loan origination businesses because we consider the unrealized gains and losses that are generated in the loan origination and securitization process to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of our historical loan originations. In calculating Core Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-core. Certain MBS positions are considered to be non-core due to a variety of reasons which may include collateral type, duration, and size. In addition, in calculating Core Earnings, Net Income (in accordance with GAAP) is adjusted to exclude unrealized gains or losses on Residential MSRs, held at fair value. We treat our commercial MSRs and Residential MSRs as two separate classes based on the nature of the underlying mortgages and our treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to our small business commercial business are accounted for under ASC 860, *Transfer and Servicing*, while our residential MSRs are accounted for under the fair value option under ASC 825, *Financial Instruments*. In calculating Core Earnings, we do not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of our business and is an indicator of the ongoing performance.

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